Exhibit 32.01

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTIONS 1350)

In connection with the Annual Report of iWeb,Inc (the "Company") on Form 10-K for the year ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dmitriy Kolyvayko , certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the best of my knowledge and belief:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 30, 2016	By:	/s/ Dmitriy Kolyvayko
Dmitriy Kolyvayko
Chief Executive Officer